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                                                                   EXHIBIT 10.45

                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement ("Agreement") is made as of this ___ day of ___________, 200__ by and between PharmChem, Inc., a Delaware corporation (the "Company"), and _________________ ("Indemnitee").

     WHEREAS, it is essential to the Company to retain and attract as [directors and officers] [employees] the most capable persons available; and

     WHEREAS, Indemnitee is a [director] [officer] [director and officer] [key employee] of the Company, and both the Company and Indemnitee recognize the risk of litigation and other claims being asserted against such person; and

     WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability and to enhance Indemnitee's continued and effective service to the Company, the Company desires to provide for the indemnification of Indemnitee to the fullest extent permitted by law and for the advancing of expenses to Indemnitee, subject to the terms set forth in this Agreement.

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

     1.   INDEMNIFICATION.

          (a) Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees and any federal, state, local or foreign tax imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (i) Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company, or (ii) with respect to any criminal Proceeding, Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

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          (b)  Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such Proceeding is or was pending shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses which the court shall deem proper.

     2.   INDEMNIFICATION PROCEDURE.

          (a) Notice/Cooperation by Indemnitee. Indemnitee shall give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (b) Procedure. Any indemnification provided for in Section 1 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or By-laws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to
Section 14 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any Proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the


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applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

          (c) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 2(a) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (d) Selection of Counsel. In the event the Company shall be obligated under Section 2(a) hereof to pay the expenses of any Proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ counsel in any such Proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) the counsel retained by the Company shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

          (e) Subrogation. To the extent of any payment under this Agreement, the Company shall be subrogated to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do everything that may be reasonably necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     3. CHANGE OF CONTROL. This Section 3 shall only apply if a Change of Control (as hereinafter defined) has occurred.

          (a) Advance of Expenses in the Event of a Change of Control. In the event of a Change of Control, expenses, including attorneys' fees, incurred by Indemnitee in defending or otherwise being involved in a Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding, including any appeal therefrom, upon receipt of an undertaking (the "Undertaking") by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company; provided, that in connection with a Proceeding (or part thereof) initiated by Indemnitee, except as provided in Section 3(b), the Company shall pay such expenses in advance of the final disposition only if


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such Proceeding (or part thereof) was authorized by the Board of Directors of the Company. Any Indemnitee to whom expenses are advanced pursuant hereto shall not be obligated to repay pursuant to the Undertaking until the final determination of any pending Proceeding in a court of competent jurisdiction concerning the right of Indemnitee to be indemnified or the obligation of Indemnitee to repay pursuant to the Undertaking.

     In the event the Company shall be obligated under this Section 3 to pay the expenses of any Proceeding involving Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ counsel in any such Proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) the counsel retained by the Company shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

          (b) If a Change of Control has occurred, Indemnitee upon making a claim under Section 1 or seeking to avoid repayment to the Company pursuant to the Undertaking under Section 3(a) shall have (i) the right, but not the obligation, to have a determination made by independent legal counsel as to whether indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct required under the Delaware General Corporation Law; and (ii) shall have the right to select as independent legal counsel for such purpose any law firm as designated (or within a category designated) for such purpose in a resolution adopted by the Board of Directors of the Company prior to the Change of Control and in full force and effect immediately prior to the Change of Control. If a determination has been made in accordance with the preceding sentence, no determination inconsistent therewith by other legal counsel, by the Board of Directors or by stockholders shall be of any force or effect, provided that Indemnitee shall maintain all rights granted hereby to bring an action as specified in Section 2(b).

     "Change of Control" means any one or more of the following:

               (i) acquisition or holding by any person, entity or "group"(within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities and Exchange Act of 1934 (the "1934 Act"), other than by the Company or any subsidiary or any employee benefit plan of the Company or a subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of 15% or more of the then-outstanding common stock or the then-outstanding voting power of the Company; provided, however, that no Change of Control shall occur solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common stock and the then-outstanding voting power of such corporation are then-beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the common stock of the Company immediately before such


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acquisition, in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding common stock and voting power of the Company; and provided further that no Change of Control shall occur or be deemed to have occurred by reason of the beneficial ownership of 15% or more of the then-outstanding common stock or then-outstanding voting power of the Company by a person, entity or group that was the beneficial owner of 15% or more of the then-outstanding common stock or then-outstanding voting power of the Company as of the date hereof unless such person, entity or group acquires in one or more transactions after the date hereof beneficial ownership of additional common stock or voting power of the Company and beneficially owns after such acquisition 25% or more of then-outstanding common stock or voting power of the Company; or

               (ii) individuals who, as of the effective date of this Agreement, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided that any individual who becomes a director after the effective date of this Agreement whose election or nomination for election by the Company's stockholders was approved by at least a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act)) shall be deemed to be a member of the Incumbent Board; or

               (iii) approval by the stockholders of the Company of any one or more of the following:

                    (A) a merger, reorganization or consolidation (an "Extraordinary Transaction") with respect to which persons who were the respective beneficial owners of the common stock of the Company immediately before such Extraordinary Transaction would not, if such Extraordinary Transaction were to be consummated immediately after such shareholder approval (but otherwise in accordance with the terms presented in writing to the stockholders of the Company for their approval), beneficially own, directly or indirectly, more than 60% of both the then-outstanding common shares and the then-outstanding voting power of the corporation resulting from such Extraordinary Transaction, in substantially the same proportions as their respective ownership, immediately before such Extraordinary Transaction, of the then-outstanding common stock and voting power of the Company,

                    (B)  a liquidation or dissolution of the Company, or

                    (C) the sale or other disposition of all or substantially all of the assets of the Company in one transaction or a series of related transactions.

     Notwithstanding the foregoing, a Change of Control shall not occur with respect to any Indemnitee who, by agreement or understanding (written or otherwise), participates on such Indemnitee's own behalf in a transaction which causes the Change of Control to occur.

     4.   ADDITIONAL INDEMNIFICATION RIGHTS: NONEXCLUSIVITY.

          (a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law,


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notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's By-laws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

          (b) Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its By-laws, any agreement, any vote of stockholders or disinterested directors, the Delaware General Corporation Law, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any action or other covered Proceeding.

          (c) Prior Agreements Superceded. This Agreement supercedes any prior agreements between the Company and Indemnitee relating to indemnification of Indemnitee, including without limitation any prior Indemnification Agreement between Indemnitee and PharmChem Laboratories, Inc., the Company's predecessor in interest.

     5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any Proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     6. MUTUAL ACKNOWLEDGEMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors'


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and officers' liability insurance, if Indemnitee is a director or officer of the
Company, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

     8. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

     9. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) Excluded Acts. To indemnify Indemnitee for any acts or omissions or transactions from which a director may not be relieved of liability under the Delaware General Corporation Law; or

          (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

          (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          (d) No Duplication of Payments. To indemnify Indemnitee for expenses or liabilities of any type whatsoever to the extent the Indemnitee has otherwise actually received payment under any insurance policy, the Company's Certificate of Incorporation, or By-laws, other agreements with the Indemnitee for indemnification, vote of the stockholders or directors or otherwise of the amounts otherwise indemnifiable; or


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          (e)  Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934,as amended, or any similar successor statute.

     10. EFFECTIVENESS OF AGREEMENT. This Agreement shall be effective as of the date set forth on the first page and shall apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

     11.  CONSTRUCTION OF CERTAIN PHRASES.

          (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and Indemnitee shall be deemed to have acted in a manner "not oppposed to the best interests of the Company" if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan.

     12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective spouses, heirs, legal representatives, successors and assigns (including, without limitation, any successor by purchase, merger, consolidation, reorganization or otherwise to all or substantially all of the business and/or assets of the Company).

     14. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee


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with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     15. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked or (ii) if sent by any other method, on the date such notice is actually received. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     16. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     17. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware.

     18. AMENDMENT; WAIVER. No provision of this Agreement may be amended or modified except with the consent in writing of the Indemnitee and the Company, nor may any provision of this Agreement be waived except in writing by the party granting such waiver. A waiver of any provision hereof shall not be deemed a waiver of any other provision hereof. Failure of either of the parties hereto to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision or any other provision hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        PHARMCHEM, INC.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------
                                        Address: 1505-A O'Brien Drive
                                                 Menlo Park, CA  94025

                                                 Telephone: (650) 328-6200


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AGREED TO AND ACCEPTED:

INDEMNITEE:


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Name:

Address:
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Facsimile:
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